Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): January 19, 2007

ICrystal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29417	62-1581902
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
6165 N.W. 86th Street, Johnston, Iowa 50131
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (651) 998-0612

1305 Krameria Street, Suite H-167, Denver, Colorado 80220
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Form 8-K
ICrystal, Inc.

Item 5.01.	Changes in Control of Registrant.
On January 22, 2007, there occurred a change in control of ICrystal, Inc. Pursuant to a stock purchase agreement, ALL Energy Company, a Delaware corporation purchased 4,700,000 shares, or 57.24%, of our outstanding common stock from David Loflin. ALL Energy paid $150,000 for the 4,700,000 shares of our common stock, which funds were derived from ALL Energy’s working capital.

Upon the closing under the stock purchase agreement, Dean Sukowatey, Brian K. Gibson and Steven J.Leavitt were elected as our directors, replacing the prior board of directors, who had resigned. Mr. Sukowatey will serve as our president and secretary and Mr. Gibson will serve as our treasurer.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On January 22, 2007, both of our then-directors resigned as directors and officers of ICrystal, Inc. The directors who resigned were David Loflin and Waddell D. Loflin. In their respective resignations, neither of Messrs. Loflin made any reference to any disagreement with us on any matter relating to our operations, policies or practices and we are not aware of any such disagreements. Copies of the letters of resignation of each of Messrs. Loflin which were sent to us are attached hereto as Exhibits 17.1 and 17.2, respectively.

Messrs. Loflin were replaced on our board of directors by Dean Sukowatey, Brian K. Gibson and Steven J.Leavitt. Mr. Sukowatey was appointed as our president and secretary and Mr. Gibson was appointed as our treasurer.

Certain information regarding the backgrounds of each of our new officers and directors is set forth below.
Dean Sukowatey has 19 years’ experience on Wall Street as a broker, trader, fund manager and consultant at several firms, including Merrill Lynch, Paine Webber, Lehman Brothers and A.G. Edwards. For more than the five years prior to becoming our president in August 2006, he managed two private funds and provide consulting and investment banking services. Mr. Sukowatey graduated from the University of Wisconsin with a B.S. degree in Microbiology.

Brian K. Gibson has, since 2000, served as CFO/Partner for StrataVizion, Inc. Mr. Gibson currently sits on the board of directors for the Madison County (Iowa) Health Trust Foundation and for Tri-Star Quarries, LLC. Prior to founding StrataVizion, he was CFO/Owner of a commercial/industrial general construction contractor. Mr. Gibson earned a B.A. degree in Finance from the University of Iowa, Iowa City, Iowa.

Steven J. Leavitt has, for more than the last five years, served as a senior project manager for Frank Baxter Construction Co., where his duties have included overseeing the construction of numerous large-scale construction projects throughout the U.S. Mr. Leavitt earned a Bachelor of Science degree in Construction Engineering from Iowa State University, Ames, Iowa.

Item 7.01.	Regulation FD Disclosure.
Press Releases of January 23, 2007
On January 23, 2007, we issued the press release reproduced below:
“ICRI Announces Control-Share Purchase by Iowa-Based Ethanol Company
Privately-Held ALL Energy Company Purchases Control, Describes Business Plans

Johnston, Ia., January 23, 2007 -- ICrystal, Inc. (Pink Sheets: ICRI) today announced that ALL Energy Company (AEC), a Johnston, Iowa-based ethanol company, has acquired control of ICRI from an existing shareholder and put new management in place. ICRI’s new management intends to have ICRI acquire all of the outstanding stock of AEC, thus making AEC a subsidiary of ICRI. It is the intention of ICRI to complete this acquisition of AEC as soon as possible, there being no impediment to doing so.

“The opportunity for us to take control of ICRI and bring our team’s expertise in the ethanol space to the public markets represents a significant jump forward for our business plan,” said ICRI’s new President, Dean Sukowatey. “We are committed to bringing our shareholders sound management and an unwavering focus on increasing enterprise value,” added Mr. Sukowatey.

About AEC
Visit AEC online at: www.allenergycompany.com.

AEC was organized to operate as an ethanol producer, focusing primarily on the production and sale of ethanol and its co-products. To date, AEC has made the following important progress towards its objectives:

-	Obtained $2 million in private equity funding;
-	Acquired an option to purchase the necessary land for AEC’s proposed ethanol production facility in Manchester, Iowa;
-
Signed five-plant engineering and design agreement with Delta-T Corporation (Delta-T is a Virginia-based company with over twenty years of experience in the ethanol industry that management believes possesses superior expertise and superior technologies in the ethanol production space).

-	Engaged Natural Resources Group to handle water-related environmental matters relating to the proposed Manchester ethanol production facility;
-	Engaged Yaggy-Colby to handle air-related environmental matters relating to the proposed Manchester ethanol production facility; and
-	Investigated and become involved in the potential acquisition of one or more existing ethanol production facilities.
The Ethanol Industry

In general, public policy currently is strongly in favor of the development of sources of renewable fuels. In the wake of this strengthening, the ethanol industry has grown significantly over the last few years, expanding production capacity at a compounded annual growth rate of approximately 20% from 2000 to 2006, and is expected to continue to grow as a result of its favorable production economics relative to gasoline, due to ethanol’s clean burning characteristics, a shortage of domestic petroleum refining capacity, geopolitical concerns and federally mandated renewable fuel usage.

According to the Renewable Fuels Association (RFA), domestic ethanol production has increased from 1.3 billion gallons in 1997 to a current production capacity of approximately 5.4 billion gallons. Recently, the RFA estimated ethanol facilities with capacity of an aggregate of an additional 6.1 BGY were proposed or under construction.

Ethanol is a type of alcohol. In the U.S., ethanol is produced principally from corn. Ethanol is primarily used as a blend component in the U.S. gasoline fuel market, which approximated 140 billion gallons for 2005, according to Energy Information Administration (EIA). Refiners and marketers, including some of the major integrated oil companies and a number of independent refiners and distributors, have historically blended ethanol with gasoline to increase octane and reduce tailpipe emissions. Ethanol is also used as the primary blend component for E85, a fuel blend composed of up to 85% ethanol. Although E85 currently represents an insubstantial portion of the U.S. gasoline supply, approximately 6.0 million vehicles on the road in the U.S. today are flexible fuel vehicles. Ethanol blends of up to 10% are approved for use under the warranties of all major motor vehicle manufacturers and are often recommended as a result of ethanol’s clean burning characteristics. In addition, all major manufacturers of power equipment, motorcycles, snowmobiles and outboard motors permit the use of ethanol blends in their products. The primary uses of ethanol are, octane enhancer, clean air additive, valuable blend component and E85.

More About ICRI

Until the change-in-control transaction described above, ICRI operated as a publisher of web pages. In conjunction with this transaction, all of the assets, liabilities and goodwill of ICRI associated with its web-page publishing business were assigned to a wholly-owned subsidiary, Venus Associates, Inc., the name of which will be changed to reflect better the operations of that company (the “Subsidiary”). Thereafter, the board of directors of ICRI declared a property dividend with respect to all of the stock of the Subsidiary, distributable to shareholders of record on January 19, 2007. The dividend distribution transaction will be made pursuant to an effective registration statement under the Securities Act of 1933, as amended. Following the dividend distribution transaction, the stock of the Subsidiary will not be an asset of ICRI. Prior to completion of the dividend distribution transaction, the business operations of the Subsidiary will continue and the financial operations thereof will be included in the financial statements of ICRI. However, ICRI has no current intention of taking any action with respect to the Subsidiary. Rather, ICRI intends to devote all of its available resources to the pursuit of its ethanol-related business plan.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements”. These forward-looking statements can generally be identified as such because the context of the statement will include words such as “expects”, “should”, “believes”, “anticipates” or words of similar import. Similarly, statements that describe ICRI’s future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including the ability of AEC and/or ICRI to obtain needed financing, as well as the financial performance of ICRI, which could cause actual results to differ materially from those anticipated. Although ICRI believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it cannot give any assurance that such expectations will be fulfilled. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements. Certain factors could cause results and conditions to differ materially from those projected in these forward-looking statements. These factors are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. These forward-looking statements are only made as of the date of this press release, and ICRI does not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Contact: ICrystal, Inc., Dean Sukowatey, President, 651-998-0612”
* * * * * END OF PRESS RELEASE * * * * *
On January 23, 2007, we also issued the press release reproduced below:
“ICRI Announces Property Dividend

Johnston, Ia., January 23, 2007 -- ICrystal, Inc. (Pink Sheets: ICRI) today announced that it has declared a property dividend with respect to all of the common stock of its wholly-owned subsidiary, Venus Associates, Inc. (the name of which will be changed - and announced - to reflect better the operations of that company (the “Subsidiary”)). This property dividend is distributable to shareholders of record of ICRI on January 19, 2007.

The dividend distribution transaction will be made pursuant to an effective registration statement under the Securities Act of 1933, as amended. Following the dividend distribution transaction, the stock of the Subsidiary will not be an asset of ICRI. Prior to completion of the dividend distribution transaction, the business operations of the Subsidiary will continue and the financial operations thereof will be included in the financial statements of ICRI. However, ICRI has no current intention of taking any action with respect to the Subsidiary. Rather, ICRI intends to devote all of its available resources to the pursuit of its ethanol-related business plan.

About ICRI

ALL Energy Company (AEC), a Johnston, Iowa-based ethanol company, recently acquired control of ICRI from an existing shareholder and new management was installed. ICRI’s new management intends to have ICRI acquire all of the outstanding stock of AEC, thus making AEC a subsidiary of ICRI. It is the intention of ICRI to complete this acquisition of AEC as soon as possible, there being no impediment to doing so. AEC was organized to operate as an ethanol producer, focusing primarily on the production and sale of ethanol and its co-products.

Until the change-in-control transaction described above, ICRI operated as a publisher of web pages. In conjunction with this transaction, all of the assets, liabilities and goodwill of ICRI associated with its web-page publishing business were assigned to a wholly-owned subsidiary, Venus Associates, Inc., the name of which will be changed to reflect better the operations of that company (the Subsidiary). Thereafter, the board of directors of ICRI declared a property dividend with respect to all of the stock of the Subsidiary, distributable to shareholders of record on January 19, 2007. The dividend distribution transaction will be made pursuant to an effective registration statement under the Securities Act of 1933, as amended. Following the dividend distribution transaction, the stock of the Subsidiary will not be an asset of ICRI. Prior to completion of the dividend distribution transaction, the business operations of the Subsidiary will continue and the financial operations thereof will be included in the financial statements of ICRI. However, ICRI has no current intention of taking any action with respect to the Subsidiary. Rather, ICRI intends to devote all of its available resources to the pursuit of its ethanol-related business plan.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements”. These forward-looking statements can generally be identified as such because the context of the statement will include words such as “expects”, “should”, “believes”, “anticipates” or words of similar import. Similarly, statements that describe ICRI’s future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including the ability of AEC and/or ICRI to obtain needed financing, as well as the financial performance of ICRI, which could cause actual results to differ materially from those anticipated. Although ICRI believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it cannot give any assurance that such expectations will be fulfilled. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements. Certain factors could cause results and conditions to differ materially from those projected in these forward-looking statements. These factors are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. These forward-looking statements are only made as of the date of this press release, and ICRI does not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Contact: ICrystal, Inc., Dean Sukowatey, President, 651-998-0612”
* * * * * END OF PRESS RELEASE * * * * *

Item 8.01.	Other Events.
Effective January 19, 2007, we assigned all of the assets, liabilities and goodwill associated with our development-stage web page publishing business (the “Business”). We assigned the Business to our wholly-owned subsidiary, Venus Associates, Inc., a Nevada corporation. Thereafter, our board of directors declared a dividend with respect to all 8,210,754 issued shares of Venus Associates to our shareholders of record as of the close of business on January 19, 2007. Each such shareholder is to receive one share of Venus Associates for each share of our common stock owned as of the record date. The dividend distribution of the Venus Associates common stock will be made only pursuant to an effective registration statement under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits.
Exhibit No.	Description
17.1	Letter of Resignation of David Loflin, dated as of January 22, 2007.
17.2	Letter of Resignation of Waddell D. Loflin, dated as of January 22, 2007.
21	Subsidiaries of Registrant.
99.1	Stock Purchase Agreement, dated as of January 19, 2007, between ALL Energy Company and David Loflin.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: January 23, 2007.	ICRYSTAL, INC.

By:	/s/ DEAN SUKOWATEY
Dean Sukowatey, President